SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                             ___________________


       Date of Report (Date of earliest event reported) March 25, 1996

                         BIOCONTROL TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)



         Pennsylvania                  0-10822            25-1229323
         (State of other jurisdiction  (Commission        (IRS Employer
         of incorporation)             File Number)       Identification no.)


             300 Indian Springs Road, Indiana, Pennsylvania 15701
             (Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code (412) 349-1811



      _________________________________________________________________
                       (Former name or former address,
                        if changes since last report.)

        Item 1.        Change in Control of Registrant.
                       Not applicable.

        Item 2.        Acquisition or Disposition of Assets.
                       Not applicable.

        Item 3.        Bankruptcy or Receivership.
                       Not applicable.

        Item 4.        Changes in Registrant's Certifying Accountant
                       Not applicable.

        Item 5.        Other Events.
                       On March 25, 1996, Biocontrol Technology, Inc. announced that it denies the allegations set forth in the Pittsburgh Post Gazette March 24, 1996 article by Patricia Sabatini, calling it a conspiracy by a small group of disgruntled ex-employees to discredit the Company.

         Item 6.       Resignation of Registrant's Directors.
                       Not Applicable

         Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

                       (a) Financial Statements and Businesses Acquired Not Applicable.

                       (b)   Pro Forma Financial Information - Not Applicable.

                       (c)  Exhibits - News Release

                                  SIGNATURES


         Pursuant to the requirement of the Securities Exchange  Act of  1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BIOCONTROL TECHNOLOGY, INC.


                                        by /s/    Fred E. Cooper
                                        Fred E. Cooper, CEO
DATED: March 25, 1996